UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

TPG PACE SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40319	98-1574632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce St., Suite 3300 Fort Worth, TX		76102
(Address of principal executive offices)		(Zip Code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TPGS	The New York Stock Exchange

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On July 28, 2021, TPG Pace Solutions Corp., an exempted company incorporated in the Cayman Islands (the “Company” or “TPG Pace”), Vacasa Holdings LLC, a Delaware limited liability company (“Vacasa”), Turnkey Vacations, Inc., an equity holder of Vacasa (“TK Newco”), certain other equity holders of Vacasa (together with TK Newco, the “Blockers”), Vacasa, Inc., a Delaware corporation and a wholly-owned subsidiary of Vacasa (“Newco”) and certain other parties named therein, entered into a Business Combination Agreement (the “Business Combination Agreement”). The Business Combination Agreement provides for the combination of the Company and Vacasa pursuant to the transaction steps contemplated thereby (the “Business Combination”). Pursuant to the terms of the Business Combination, through a series of mergers, the Company will merge with and into Newco, with Newco surviving the merger as the parent company of Vacasa.

The proposed Business Combination is expected to be consummated after the required approval by the shareholders of the Company and the satisfaction of certain other conditions described in the Business Combination Agreement.

Item 7.01	Regulation FD Disclosure

On July 29, 2021, the Company issued a press release (the “Press Release”) announcing the Business Combination. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated July 29, 2021, that will be used by the Company with respect to the Business Combination.

Attached hereto as Exhibit 99.3, and incorporated herein by reference, are the audited consolidated financial statements of Vacasa and its subsidiaries as of and for the fiscal year ended December 31, 2019 and 2020 and the unaudited interim financial statements of Vacasa and its subsidiaries as of and for the fiscal quarter ended March 31, 2021.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

Attached hereto as Exhibit 99.3, and incorporated herein by reference, are the audited financial statements of Vacasa and its subsidiaries as of and for the fiscal year ended December 31, 2019 and 2020 and the unaudited interim financial statements of Vacasa and its subsidiaries as of and for the fiscal quarter ended March 31, 2021.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated July 29, 2021.
99.2	Investor Presentation, dated July 29, 2021.
99.3	Audited financial statements of Vacasa and its subsidiaries as of and for the fiscal year ended December 31, 2019 and 2020 and the unaudited interim financial statements of Vacasa and its subsidiaries as of and for the fiscal quarter ended March 31, 2021.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document.

Additional Information and Where to Find It

A full description of the terms of the proposed business combination will be provided in a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) by Newco that will include a proxy statement for the shareholders of TPG Pace that also constitutes a prospectus of Newco. TPG Pace urges investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about TPG Pace, Vacasa, Newco and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of TPG Pace as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge, by directing a request to: TPG Pace, 301 Commerce St., Suite 3300, Fort Worth, TX 76102. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

TPG Pace, Newco, Vacasa and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TPG Pace in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TPG Pace’s executive officers and directors in the solicitation by reading TPG Pace’s initial public offering prospectus, which was filed with the SEC on April 9, 2021 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from TPG Pace’s or Vacasa’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (ii) the ability of the combined company to meet listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the shareholders of TPG Pace or other reasons; (iv) the failure to meet the minimum cash requirements of the Business Combination Agreement due to TPG Pace stockholder redemptions and one or more defaults by the investors in the private placement, and failing to obtain replacement financing; (v) costs related to the proposed transaction; (vi) changes in applicable laws or regulations; (vii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (viii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (ix) the continuing or new effects of the COVID-19 pandemic on TPG Pace and Vacasa and their ability to consummate the transaction; and (x) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by TPG Pace.

Additional information concerning these and other factors that may impact TPG Pace’s expectations and projections can be found in TPG Pace’s periodic filings with the SEC, and in the preliminary and definitive proxy statements to be filed by TPG with the SEC regarding the transaction when available. TPG Pace’s SEC filings are available publicly on the SEC's website at www.sec.gov.

The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither TPG Pace nor Vacasa undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release also does not constitute an oﬀer to sell or the solicitation of an oﬀer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such oﬀer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No oﬀering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

No Assurances

There can be no assurance that the transactions described herein will be completed, nor can there be any assurance, if such transactions are completed, that the potential benefits of combining the companies will be realized. The description of the transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the transactions, copies of which will be filed by TPG with the SEC as an exhibit to a Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG PACE SOLUTIONS CORP.

Date: July 29, 2021	By:	/s/ Eduardo Tamraz
	Name:	Eduardo Tamraz
	Title:	President